- 6 -


                       FOURTH AMENDMENT TO LOAN AGREEMENT


THIS FOURTH AMENDMENT ("Amendment") made as of this 30th day of July, 2002 among MANCHESTER TECHNOLOGIES, INC., formerly known as Manchester Equipment Co., Inc. a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 (the "Borrower"), MANCHESTER INTERNATIONAL LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("International" or a "Guarantor"), MANTECH COMPUTER SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("ManTech" or a "Guarantor"), MEC LEASING GROUP, LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MEC" or a "Guarantor"), MANCHESTER SOLUTIONS, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Solutions" or a "Guarantor"), ELECTROGRAPH SYSTEMS, INC., a New York corporation having its principal place of business at 40 Marcus Boulevard, Hauppauge, New York 11788 ("Electrograph" or a "Guarantor"), COASTAL OFFICE PRODUCTS, INC., a Maryland corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Coastal" or a "Guarantor"), MEC SUPPORT SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MSS" or a "Guarantor"), CLOSE OUTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Close Outs" or a "Guarantor"), MEC INTERNET SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("MEC" or a "Guarantor"), 47 COMPUTERS.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("47 Computers" or a "Guarantor"), 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("4U" or a "Guarantor"), ALMOST NEW 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Almost New" or a "Guarantor"), ODD LOTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Odd Lots" or a "Guarantor") TEXPORT TECHNOLOGY GROUP, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Texport" or a "Guarantor"), MARKETPLACE 4U.COM,

INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Marketplace" or a "Guarantor"), LEARNING TECHNOLOGY GROUP, LLC, a New York limited liability company having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("Learning" or a "Guarantor"), DONOVAN CONSULTING GROUP, INC., a Delaware corporation having its principal place of business at 510 Swanson Road, Tyrone, Georgia 30290 ("Donovan" or a "Guarantor") and e.TRACK SOLUTIONS, INC., a New York corporation with its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 ("e.track" or a "Guarantor") and CITIBANK, N.A., successor to European American Bank, having an office at 730 Veterans Memorial Highway, Hauppauge, New York 11788 ("Citibank" or a "Bank") and CITIBANK, N.A., successor to European American Bank, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Guarantors, the Agent and the Banks entered into a Loan Agreement dated as of the 25th day of June, 1999, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated as of August 14, 2000, that certain Second Amendment dated as of March 27, 2001 and that certain Third Amendment dated as of October 10, 2001 (as so amended, the "Agreement"); and

     WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

     WHEREAS,  the Borrower has formed  e.track as a subsidiary of the Borrower;
and

     WHEREAS, e.track is required pursuant to the terms of the Agreement to become a party to the Agreement and to guaranty all of the Borrower's obligations thereunder; and

     WHEREAS the Borrower and the Guarantors have requested that the Agent and the Banks agree to:

     (i) increase the permitted stock repurchase amount to the aggregate sum of $3,500,000.00; and

     (ii)  increase  permitted  annual  Consolidated   Capital  Expenditures  to
$3,000,000.00.

     NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Agent and the Banks do hereby agree as follows:

     1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

     2. Representations and Warranties. As an inducement for the Agent and the Banks to enter into this Amendment, the Borrower and each Guarantor represents and warrants as follows:

     A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

          (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Banks referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

          (ii) All of the representations and warranties made by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the consolidated financial statements of the Borrower and its Consolidated Affiliates for the fiscal year ended July 31, 2001 and the 9 month fiscal period ended April 30, 2002.

          (iii) As of the date hereof, there are no Loans outstanding.

     3. e.track. By the execution of this Amendment, e.track agrees that it shall be a party to the Agreement, as amended hereby.

     4. Amendments. The following amendments are hereby made to the Agreement:

     (a)  Section 5.02(o) is hereby amended to read as follows:

     "(o) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of the Borrower or any Guarantor; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any share of its capital stock; provided, however, that as long as no Default or Event of Default then exists or would result therefrom, the Borrower may repurchase, during the term of this Agreement, not more than $3,500,000.00 of its outstanding common stock in open market transactions."

     (b)  Section 5.03(b) is hereby amended to read as follows:

     "(b) Consolidated Capital Expenditures. The Borrower, the Guarantors and their respective Subsidiaries will not make Consolidated Capital Expenditures (exclusive of amounts allocated to capital assets acquired pursuant to a Permitted Acquisition) in excess of $3,000,000.00 in the aggregate during any fiscal year."

     5. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Agent and its counsel of the following documents:

     (a) The Agent shall have received this Amendment, duly executed by the Borrower and each Guarantor.

     (b) The Agent shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

     (c) The Agent shall have received an amendment fee in the amount of $1,500.00.

     (d) The Agent's counsel shall have been paid their fees and disbursements in the amount of $1,000.00 in connection with this Amendment.

     (e) The Agent shall have received from e.track an executed Guaranty.

     (f) The Agent shall have received from e.track certified (as of the date of this Amendment) copies of the resolutions of the Boards of Directors and the shareholders of e.track, authorizing and approving the Agreement as amended hereby, its Guaranty and any other Loan Document applicable to it, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement as amended hereby, its Guaranty and the other Loan Documents.

     (g) The Agent shall have received from e.track a certificate of the Secretary (attested to by another officer) of e.track certifying (i) the names and true signatures of the officer or officers of e.track authorized to sign the Agreement as amended hereby, its Guaranty and any other Loan Documents to be delivered hereunder on behalf of e.track; (ii) a copy of e.track's by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership of e.track.

     (h) The Agent shall have received from e.track a true and complete copy of its certificate of incorporation and all amendments thereto and a certificate of existence and good standing with respect to e.track from the Secretary of State (or equivalent officer) of the state of incorporation of e.track and from the Secretary of State (or equivalent officer) of any state in which e.track is authorized to do business.

     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     8. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

CITIBANK, N.A., as Agent

By: S/ Stuart N. Berman
    --------------------
   Name: Stuart N. Berman
   Title: Vice President

CITIBANK, N.A.

By: S/ Stuart N. Berman
    -------------------
   Name: Stuart N. Berman
   Title: Vice President

MANCHESTER TECHNOLOGIES, INC.

By: S/ Barry R. Steinberg
    ---------------------
   Name: Barry R. Steinberg
   Title: Chief Executive Officer

EACH OF THE GUARANTORS LISTED ON
SCHEDULE A HERETO

By: S/ Barry R. Steinberg
    ---------------------
   Name: Barry R. Steinberg
   Title: Chief Executive Officer

LEARNING TECHNOLOGY
GROUP, LLC

         By:      MANCHESTER TECHNOLOGIES, INC., Member

                  By:  S/ Barry R. Steinberg
                       ---------------------
                     Name: Barry R. Steinberg
                 Title: Chief Executive Officer

                                                     SCHEDULE A

MANCHESTER INTERNATIONAL LTD.
MANTECH COMPUTER SERVICES, INC.
MEC LEASING GROUP, LTD.
MANCHESTER SOLUTIONS, INC.
ELECTROGRAPH SYSTEMS, INC.
COASTAL OFFICE PRODUCTS, INC.
MEC SUPPORT SERVICES, INC.
CLOSE OUTS 4U.COM, INC.
MEC INTERNET SERVICES, INC.
47 COMPUTERS.COM, INC.
4U.COM, INC.
ALMOST NEW 4U.COM, INC.
ODD LOTS 4U.COM, INC.
MARKETPLACE 4U.COM, INC.
TEXPORT TECHNOLOGY GROUP, INC.
DONOVAN CONSULTING GROUP, INC.
E.TRACK SOLUTIONS, INC.

                                GENERAL GUARANTEE
                                  (Corporation)

Garden City, New York                                       as of July 30, 2002

     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by CITIBANK, N.A., successor to European American Bank ("Citibank") (Citibank being a "Bank" and the term "Banks" also referring to one or more other Persons which may become lenders under the Loan Agreement described below) and in further consideration of any loans or other credit to be extended by Citibank in its capacity as the Agent under the Loan Agreement described below (the "Agent"), to or for the account of E.TRACK SOLUTIONS, INC. (the "Borrower") from time to time and at any time and for other good and valuable consideration and to induce the Banks, in their discretion, to make or commit to make such loans or extensions of credit, including, but not limited to, the Loans, as defined in the Loan Agreement (the "Extensions of Credit"), and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as to the Agent or the Banks may seem advisable, each of MANCHESTER TECHNOLOGIES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, MANCHESTER INTERNATIONAL LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, MEC LEASING GROUP, LTD., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York, MANCHESTER SOLUTIONS, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York, ELECTROGRAPH SYSTEMS, INC., a New York corporation having its principal place of business at 40 Marcus Blvd., Hauppauge, New York 11788, COASTAL OFFICE PRODUCTS, INC., a Maryland corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, MEC SUPPORT SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, CLOSE OUTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, MEC INTERNET SERVICES, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, 47 COMPUTERS.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, MARKETPLACE 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, ALMOST NEW 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, ODD LOTS 4U.COM, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, TEXPORT TECHNOLOGY GROUP, INC., a New York corporation having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788, DONOVAN CONSULTING GROUP, INC., a Delaware corporation having its principal place of business at 510 Swanson Road, Tyrone, Georgia 30290 and LEARNING TECHNOLOGY GROUP, LLC, a New York limited liability company having its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 (hereinafter jointly and severally referred to as the "Guarantor"), absolutely and unconditionally guarantees to the Banks and the
Agent, their respective successors, endorsees and assigns, the prompt and complete payment when due, whether by acceleration or otherwise, of all present or future obligations and liabilities of any and all kinds of the Borrower to any of the Banks or the Agent and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to any of the Banks or the Agent, whether incurred by the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whenever acquired by any of the Banks or the Agent and whether incurred pursuant to or in connection with that certain Loan Agreement dated as of June 25, 1999 among the Agent, the
Banks, the Borrower, the Guarantor and others, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated as of August 14, 2000, that certain Second Amendment dated as of March 27, 2001, that certain Third Amendment dated as of October 10, 2001 and that certain Fourth Amendment of even date herewith (as so amended and as may be further amended from time to time, the "Loan Agreement") (all of which are herein collectively referred to as the "Obligations"), whether due or to become due, and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral or of the obligation of the Guarantor under this Guaranty. The
Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Borrower or any other guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Borrower or any other guarantor in such proceeding. Capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement.

     1. The Guarantor hereby agrees that the Agent may enforce the provisions of this Guaranty for itself and/or on behalf of the Banks. The Guarantor hereby further agrees that the Agent or any of the Banks may at any time and from time to time, either before or after the maturity thereof, without notice to or reservation of rights against or further consent of the Guarantor (i) extend the time of payment of, change the amount of, exchange, release, substitute or surrender any collateral for, renew or extend any of the Obligations or increase the interest rate thereon or (ii) make any agreement with the Borrower or with any other guarantor of the Obligations or any other party to or person liable on any of the Obligations, or interested therein, or with any hypothecator of collateral for the Obligations, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Agent and/or any of the Banks and the Borrower or any such other party or person. The Guarantor agrees that this Guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by any failure to exercise, delay in the exercising or waiver of, or forebearance with respect to, any right or remedy available to the Agent with respect to the Obligations. Any of the foregoing shall not in any way impair or affect this Guaranty or the obligation of the Guarantor hereunder.

     2. The Guarantor hereby acknowledges that it has derived or expects to derive a financial or other benefit from each and every Obligation incurred by the Borrower to the Agent or any of the Banks reasonably equivalent to the obligation of the Guarantor hereunder.

     3. The Guarantor waives notice of the acceptance of this Guaranty and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale or other disposition of collateral security or any default of any sort.

     4. To secure the liabilities of the Guarantor under this Guaranty, the Guarantor hereby grants to the Agent and each of the Banks a security interest in and a lien upon all personal property of the Guarantor or in which the Guarantor may have an interest which is now or may at any time hereafter come into the possession or control of the Agent or any of the Banks, (including property held by the Agent or any of the Banks in a fiduciary capacity) or of any third party acting on their behalf (the "Collateral"), whether for the express purpose of being used by the Agent or any of the Banks as collateral security or for safekeeping or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in the Agent's or any Bank's possession or control, or in the possession or control of any third party acting on behalf of the Agent or any of the Banks, or any collateral which secures any other obligations of the Guarantor to the Agent or any of the Banks. The Guarantor hereby authorizes the Agent or any of the Banks in their discretion, at any time, to appropriate and apply upon any of their liabilities of the Guarantor under this Guaranty any such property of the Guarantor and to charge any of such liabilities against any balance of any account standing to the credit of the Guarantor on the books of the Agent or any of the Banks. To satisfy the liabilities of the Guarantor under this Guaranty, the Agent and the Banks shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York at the date hereof and, without limiting the generality of the foregoing, the Agent or any Bank may immediately, without demand of performance and without notice of intention to sell or otherwise to dispose of or of the time or place of sale or of redemption or other notice or demand whatsoever to the Guarantor, all of which are hereby expressly waived, to the extent permitted by law, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the said

Collateral upon which the Agent or such Bank shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the said Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds towards the payment of any of the liabilities of the Guarantor under this Guaranty in such order as the Agent or such Bank shall elect, the Guarantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Guarantor hereby agrees that a notice sent at least five (5) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said Collateral is to be made, shall be reasonable notice of such sale or other disposition.

     5. At any such sale or other disposition of said Collateral the Agent or any of the Banks or any person designated by the Agent or any of the Banks may itself purchase the whole or any part of the Collateral sold or otherwise disposed of, free from any right of redemption on the part of the Guarantor, which right, to the extent permitted by law, is hereby waived and released.

     6. The Guarantor agrees that the aforementioned Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services, whether or not litigation is commenced and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the said Collateral or in any way relating to the enforcement or protection of the rights of the Agent or any of the Banks hereunder or under or with respect to any of the Obligations.

     7. This is a continuing Guaranty and shall remain in full force and effect and shall apply to all Obligations notwithstanding that at any particular time any or all of the Obligations shall have been paid in full. No attempted revocation shall release the Guarantor or affect in any manner the rights, remedies, powers, security interests and liens of the Agent or any of the Banks under this Guaranty with respect to any of the Obligations. If any of the present or future Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the Guarantor, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the Guarantor under this Guaranty.

     8. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Banks upon insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or otherwise, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their property, or otherwise, all as though such payments had not been made.

     9. This Guaranty is a guaranty of payment and not of collection, and neither the Agent nor any of the Banks shall be under an obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by any of them to secure any of the Obligations as a condition precedent to the Guarantor being obligated to make payment and to perform as agreed herein. The Guarantor hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Agent or any of the Banks, the Borrower and/or the Guarantor. Neither the Agent, the Banks nor their respective successors, endorsees or assigns shall have any obligation to protect, secure, perfect or insure any lien at any time held by any of them as security for the Obligations or for this Guaranty or any property subject thereto or hereto, but at the Agent's or such Bank's sole option and without prejudice may do so or incompletely do so, and the Guarantor's obligations hereunder shall in no way be affected by reason thereof. This Guaranty may be assigned by the Agent and its benefits shall inure to the successors, indorsees and assigns of the Agent.

     10. THE GUARANTOR, THE AGENT AND THE BANKS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WHICH THE GUARANTOR, THE AGENT AND THE BANKS MAY HAVE IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, AT LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR

AGENT OF THE AGENT OR ANY OF THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY OF THE BANKS WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     11. Until such time as the Obligations have been indefeasibly paid in full, the Guarantor hereby waives all rights to be subrogated to the rights of the Agent or any of the Banks with respect to the Obligations. In addition, the Guarantor hereby waives, until such time as the Obligations have been indefeasibly paid in full, any right to proceed against the Borrower, now or hereafter, for contribution, indemnity, reimbursement and all other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now or hereafter have against the Borrower with respect to the Obligations and the Guarantor agrees that it will not take any such action against the Borrower or against any other person seeking contribution, reimbursement or indemnification by the Borrower or such other person with respect to the Obligations. The Guarantor also hereby waives, until such time as the Obligations have been indefeasibly paid in full, any rights to recourse to or with respect to any assets of the Borrower. The Guarantor agrees that in light of the waivers contained in this Paragraph 11, the execution of this Guaranty shall not be deemed to make the Guarantor a creditor of the Borrower, and that for the purposes of Sections 547 and 550 of the United States Bankruptcy Code (11 U.S.C. Sec. 547, 550), the Guarantor shall not be deemed a creditor of the Borrower. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all such Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations.

     12. The Guarantor authorizes the Agent to date this Guaranty and to complete any blank space herein according to the terms upon which this Guaranty was given. Any notice to any party hereto shall be given as provided for in the Loan Agreement.

     13. No  failure  on the part of the Agent or any of the Banks to  exercise,
                                     - 7 -

and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent or any of the Banks of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     14. Each and every right, remedy and power hereby granted to the Agent or any of the Banks or allowed them by law or other agreement shall be cumulative and not exclusive of any other right, remedy and power, and may be exercised by the Agent or any of the Banks at any time and from time to time.

     15. This Guaranty embodies the entire agreement and understanding between the Agent, the Banks and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof. This Guaranty may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Agent.

     16. This Guaranty shall be construed and interpreted and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The Guarantor agrees that any action or proceeding relating in any way to this Guaranty shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern or Eastern District of New York, and irrevocably submits to the jurisdiction of each such court in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal Court. In furtherance of the foregoing, the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any action or proceeding relating in any way to this Guaranty brought in the Supreme Court of the State of New York within Nassau and Suffolk Counties or the United States District Court for the Eastern District of New York and any claim that such action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Agent or any of the Banks may bring any action or proceeding against the Guarantor or its property in the courts of such jurisdictions as are deemed necessary by the Agent or any of the Banks in its sole and absolute discretion. The Guarantor agrees to pay all costs and expenses incurred by the Agent or any of the Banks incidental to or in any way relating to the enforcement of the Obligations or the obligations of or the protection of the rights of the Agent or any of the Banks hereunder, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

     17. This Guaranty shall remain in full force and effect until there is indefeasible cash payment of the Obligations in full and the Total Commitment and each of the Commitments of the Banks have terminated. No payment or payments made by any person or received or collected by the Agent or any of the Banks from any person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain in place until there is cash payment of the Obligations in full.

     18. The Guarantor represents and warrants that all necessary and proper corporate action has been taken to make this Guaranty and all of the provisions hereof the valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     19. Every provision of this Guaranty is intended to be severable and any provision(s) of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor, the Agent and the Banks.

     21. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder, and the word "Guarantor" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case this Guaranty shall not be revoked or impaired as to any one or more of such parties by the death or dissolution of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties and the Bank may proceed against none, one or more of the Guarantors at one time, or from time to time, in its sole and absolute discretion.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its authorized officer as of this 30th day of July, 2002.

EACH OF THE GUARANTORS LISTED ON
SCHEDULE A HERETO

By: /S/ Barry R. Steinberg
    ---------------------
   Name: Barry R. Steinberg
   Title: Chief Executive Officer

LEARNING TECHNOLOGY GROUP, LLC

By: /S/ Barry R. Steinberg
    ------------------
   Name: Barry R. Steinberg
   Title: Member

                                                     SCHEDULE A

MANCHESTER TECHNOLOGIES, INC.
MANCHESTER INTERNATIONAL LTD.
ODD LOTS 4U.COM, INC.
MEC LEASING GROUP, LTD.
MANCHESTER SOLUTIONS, INC.
MANTECH COMPUTER SERVICES, INC.
ELECTROGRAPH SYSTEMS, INC.
COASTAL OFFICE PRODUCTS, INC.
MEC SUPPORT SERVICES, INC.
CLOSE OUTS 4U.COM, INC.
MEC INTERNET SERVICES, INC.
47 COMPUTERS.COM, INC.
MARKETPLACE 4U.COM, INC.
4U.COM, INC.
ALMOST NEW 4U.COM, INC.
TEXPORT TECHNOLOGY GROUP, INC.
DONOVAN CONSULTING GROUP, INC.

                                GENERAL GUARANTEE
                                  (Corporation)

Garden City, New York                                        as of July 30, 2002

     FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by CITIBANK, N.A., successor to European American Bank ("Citibank") (Citibank being a "Bank" and the term "Banks" also referring to one or more other Persons which may become lenders under the Loan Agreement described below) and in further consideration of any loans or other credit to be extended by Citibank in its capacity as the Agent under the Loan Agreement described below (the "Agent"), to or for the account of each of the entities set forth in Schedule A hereto (collectively, the "Borrower") from time to time and at any time and for other good and valuable consideration and to induce the Banks, in their discretion, to make or commit to make such loans or extensions of credit, including, but not limited to, the Loans, as defined in the Loan Agreement (the "Extensions of Credit"), and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as to the Agent or the Banks may seem advisable, e.TRACK SOLUTIONS, INC., a New York corporation with its principal place of business at 160 Oser Avenue, Hauppauge, New York 11788 (hereinafter referred to as the "Guarantor"), absolutely and unconditionally guarantees to the Banks and the Agent, their respective successors, endorsees and assigns, the prompt and complete payment when due, whether by acceleration or otherwise, of all present or future obligations and liabilities of any and all kinds of the Borrower to any of the Banks or the Agent and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to any of the Banks or the Agent, whether incurred by the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whenever acquired by any of the Banks or the Agent and whether incurred pursuant to or in connection with that certain Loan Agreement dated as of June 25, 1999 among the Agent, the
Banks, the Borrower, the Guarantor and others, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated as of August 14, 2000, that certain Second Amendment dated as of March 27, 2001, that certain Third Amendment dated as of October 10, 2001 and that certain Fourth Amendment of even date herewith (as so amended and as may be further amended from time to time, the "Loan Agreement") (all of which are herein collectively referred to as the "Obligations"), whether due or to become due, and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral or of the obligation of the Guarantor under this Guaranty. The
Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Borrower or any other guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Borrower or any other guarantor in such proceeding. Capitalized terms used herein without definition shall have the meanings given such terms in the Loan Agreement.

     1. The Guarantor hereby agrees that the Agent may enforce the provisions of this Guaranty for itself and/or on behalf of the Banks. The Guarantor hereby further agrees that the Agent or any of the Banks may at any time and from time to time, either before or after the maturity thereof, without notice to or reservation of rights against or further consent of the Guarantor (i) extend the time of payment of, change the amount of, exchange, release, substitute or surrender any collateral for, renew or extend any of the Obligations or increase the interest rate thereon or (ii) make any agreement with the Borrower or with any other guarantor of the Obligations or any other party to or person liable on any of the Obligations, or interested therein, or with any hypothecator of collateral for the Obligations, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Agent and/or any of the Banks and the Borrower or any such other party or person. The Guarantor agrees that this Guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by any failure to exercise, delay in the exercising or waiver of, or forebearance with respect to, any right or remedy available to the Agent with respect to the Obligations. Any of the foregoing shall not in any way impair or affect this Guaranty or the obligation of the Guarantor hereunder.

     2. The Guarantor hereby acknowledges that it has derived or expects to derive a financial or other benefit from each and every Obligation incurred by the Borrower to the Agent or any of the Banks reasonably equivalent to the obligation of the Guarantor hereunder.

     3. The Guarantor waives notice of the acceptance of this Guaranty and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, non-payment or protest and notice of any sale or other disposition of collateral security or any default of any sort.

     4. To secure the liabilities of the Guarantor under this Guaranty, the Guarantor hereby grants to the Agent and each of the Banks a security interest in and a lien upon all personal property of the Guarantor or in which the Guarantor may have an interest which is now or may at any time hereafter come into the possession or control of the Agent or any of the Banks, (including property held by the Agent or any of the Banks in a fiduciary capacity) or of any third party acting on their behalf (the "Collateral"), whether for the express purpose of being used by the Agent or any of the Banks as collateral security or for safekeeping or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose or covered or affected by any documents in the Agent's or any Bank's possession or control, or in the possession or control of any third party acting on behalf of the Agent or any of the Banks, or any collateral which secures any other obligations of the Guarantor to the Agent or any of the Banks. The Guarantor hereby authorizes the Agent or any of the Banks in their discretion, at any time, to appropriate and apply upon any of their liabilities of the Guarantor under this Guaranty any such property of the Guarantor and to charge any of such liabilities against any balance of any account standing to the credit of the Guarantor on the books of the Agent or any of the Banks. To satisfy the liabilities of the Guarantor under this Guaranty, the Agent and the Banks shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York at the date hereof and, without limiting the generality of the foregoing, the Agent or any Bank may immediately, without demand of performance and without notice of intention to sell or otherwise to dispose of or of the time or place of sale or of redemption or other notice or demand whatsoever to the Guarantor, all of which are hereby expressly waived, to the extent permitted by law, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the said Collateral upon which the Agent or such Bank shall have a security interest and lien as aforesaid, and after deducting from the proceeds of sale or other disposition of the said Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds towards the payment of any of the liabilities of the Guarantor under this Guaranty in such order as the Agent or such Bank shall elect, the Guarantor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Guarantor hereby agrees that a notice sent at least five (5) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said Collateral is to be made, shall be reasonable notice of such sale or other disposition.

     5. At any such sale or other disposition of said Collateral the Agent or any of the Banks or any person designated by the Agent or any of the Banks may itself purchase the whole or any part of the Collateral sold or otherwise disposed of, free from any right of redemption on the part of the Guarantor, which right, to the extent permitted by law, is hereby waived and released.

     6. The Guarantor agrees that the aforementioned Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services, whether or not litigation is commenced and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the said Collateral or in any way relating to the enforcement or protection of the rights of the Agent or any of the Banks hereunder or under or with respect to any of the Obligations.

     7. This is a continuing Guaranty and shall remain in full force and effect and shall apply to all Obligations notwithstanding that at any particular time any or all of the Obligations shall have been paid in full. No attempted revocation shall release the Guarantor or affect in any manner the rights, remedies, powers, security interests and liens of the Agent or any of the Banks under this Guaranty with respect to any of the Obligations. If any of the present or future Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the Guarantor, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the Guarantor under this Guaranty.

     8. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Banks upon insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or otherwise, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their property, or otherwise, all as though such payments had not been made.

     9. This Guaranty is a guaranty of payment and not of collection, and neither the Agent nor any of the Banks shall be under an obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by any of them to secure any of the Obligations as a condition precedent to the Guarantor being obligated to make payment and to perform as agreed herein. The Guarantor hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Agent or any of the Banks, the Borrower and/or the Guarantor. Neither the Agent, the Banks nor their respective successors, endorsees or assigns shall have any obligation to protect, secure, perfect or insure any lien at any time held by any of them as security for the Obligations or for this Guaranty or any property subject thereto or hereto, but at the Agent's or such Bank's sole option and without prejudice may do so or incompletely do so, and the Guarantor's obligations hereunder shall in no way be affected by reason thereof. This Guaranty may be assigned by the Agent and its benefits shall inure to the successors, indorsees and assigns of the Agent.

     10. THE GUARANTOR, THE AGENT AND THE BANKS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WHICH THE GUARANTOR, THE AGENT AND THE BANKS MAY HAVE IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, AT LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE AGENT OR ANY OF THE BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY OF THE BANKS WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     11. Until such time as the Obligations have been indefeasibly paid in full, the Guarantor hereby waives all rights to be subrogated to the rights of the Agent or any of the Banks with respect to the Obligations. In addition, the Guarantor hereby waives, until such time as the Obligations have been indefeasibly paid in full, any right to proceed against the Borrower, now or hereafter, for contribution, indemnity, reimbursement and all other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the Guarantor may now or hereafter have against the Borrower with respect to the Obligations and the Guarantor agrees that it will not take any such action against the Borrower or against any other person seeking contribution, reimbursement or indemnification by the Borrower or such other person with respect to the Obligations. The Guarantor also hereby waives, until such time as the Obligations have been indefeasibly paid in full, any rights to recourse to or with respect to any assets of the Borrower. The Guarantor agrees that in light of the waivers contained in this Paragraph 11, the execution of this Guaranty shall not be deemed to make the Guarantor a creditor of the Borrower, and that for the purposes of Sections 547 and 550 of the United States Bankruptcy Code (11 U.S.C. Sec. 547, 550), the Guarantor shall not be deemed a creditor of the Borrower. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all such Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations.

     12. The Guarantor authorizes the Agent to date this Guaranty and to complete any blank space herein according to the terms upon which this Guaranty was given. Any notice to any party hereto shall be given as provided for in the Loan Agreement.

     13. No failure on the part of the Agent or any of the Banks to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent or any of the Banks of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     14. Each and every right, remedy and power hereby granted to the Agent or any of the Banks or allowed them by law or other agreement shall be cumulative and not exclusive of any other right, remedy and power, and may be exercised by the Agent or any of the Banks at any time and from time to time.

     15. This Guaranty embodies the entire agreement and understanding between the Agent, the Banks and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof. This Guaranty may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Agent.

     16. This Guaranty shall be construed and interpreted and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York, without regard to principles of conflict of laws. The Guarantor agrees that any action or proceeding relating in any way to this Guaranty shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern or Eastern District of New York, and irrevocably submits to the jurisdiction of each such court in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal Court. In furtherance of the foregoing, the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any action or proceeding relating in any way to this Guaranty brought in the Supreme Court of the State of New York within Nassau and Suffolk Counties or the United States District Court for the Eastern District of New York and any claim that such action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Agent or any of the Banks may bring any action or proceeding against the Guarantor or its property in the courts of such jurisdictions as are deemed necessary by the Agent or any of the Banks in its sole and absolute discretion. The Guarantor agrees to pay all costs and expenses incurred by the Agent or any of the Banks incidental to or in any way relating to the enforcement of the Obligations or the obligations of or the protection of the rights of the Agent or any of the Banks hereunder, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

     17. This Guaranty shall remain in full force and effect until there is indefeasible cash payment of the Obligations in full and the Total Commitment and each of the Commitments of the Banks have terminated. No payment or payments made by any person or received or collected by the Agent or any of the Banks from any person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain in place until there is cash payment of the Obligations in full.

     18. The Guarantor represents and warrants that all necessary and proper corporate action has been taken to make this Guaranty and all of the provisions hereof the valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     19. Every provision of this Guaranty is intended to be severable and any provision(s) of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor, the Agent and the Banks.

     21. If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder, and the word "Guarantor" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case this Guaranty shall not be revoked or impaired as to any one or more of such parties by the death or dissolution of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties and the Bank may proceed against none, one or more of the Guarantors at one time, or from time to time, in its sole and absolute discretion.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its authorized officer as of this 30th day of July, 2002.

E.TRACK SOLUTIONS, INC.

By: /S/ Barry R. Steinberg
    ----------------------
   Name: Barry R. Steinberg
   Title: Chief Executive Officer

                                                     SCHEDULE A

MANCHESTER TECHNOLOGIES, INC.
MANCHESTER INTERNATIONAL LTD.
ODD LOTS 4U.COM, INC.
MEC LEASING GROUP, LTD.
MANCHESTER SOLUTIONS, INC.
MANTECH COMPUTER SERVICES, INC.
ELECTROGRAPH SYSTEMS, INC.
COASTAL OFFICE PRODUCTS, INC.
MEC SUPPORT SERVICES, INC.
CLOSE OUTS 4U.COM, INC.
MEC INTERNET SERVICES, INC.
47 COMPUTERS.COM, INC.
MARKETPLACE 4U.COM, INC.
4U.COM, INC.
ALMOST NEW 4U.COM, INC.
TEXPORT TECHNOLOGY GROUP, INC.
LEARNING TECHNOLOGY GROUP, LLC
DONOVAN CONSULTING GROUP, INC.

                             E.TRACK SOLUTIONS, INC.

                             SECRETARY'S CERTIFICATE

     The  undersigned,   Secretary  of  E.Track  Solutions,  Inc.,  a  New  York
corporation (the "Guarantor"), does hereby certify that:

     1. This certificate is furnished in connection with the execution and delivery of a Fourth Amendment dated as of July 30, 2002 (the "Amendment") to that certain Loan Agreement dated as of June 25, 1999 among Citibank, N.A., successor to European American Bank, as Agent (the "Agent"), Citibank, N.A., successor to European American Bank ("Citibank")(Citibank being a "Bank"), the Guarantor, the Borrower and certain other Guarantors (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

     2. Attached hereto as Exhibit "A" are true and correct copies of resolutions duly and unanimously adopted by the Board of Directors and shareholders of the Guarantor, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and authorize the execution and delivery, by any of the below-named individuals, of the Guaranty, the Import L/C Documents, the B/A Documents, the other Loan Documents to which the Guarantor is a party and any other documents to be executed in connection with the Agreement and the transactions contemplated thereby.

     3. Annexed hereto as Exhibit "B" are true and correct copies of the Certificate of Incorporation and by-laws of the Guarantor as in effect on the date hereof.

     4. Attached hereto as Exhibit "C" is a Certificate of Good Standing from the Secretary of State of the State of New York.

     5. The below-named persons are the duly elected and qualified officers of the Guarantor holding the respective offices set forth opposite their names, and the signatures below set forth opposite their names are their genuine signatures:

     Name                 Office                          Signature
     ----                 ------                          ---------

Barry Steinberg      Chief Executive  Officer         /S/ Barry Steinberg

Joel Stemple         Secretary                        /S/ Joel Stemple

     6. Listed below are all of the shareholders of the Guarantor, with their respective ownership of shares in the Guarantor set forth opposite their names.

Shareholder                                            Percentage of Ownership
-----------                                            -----------------------

Manchester Technologies, Inc.                          100%

     7. The Agent and the Bank may rely on this certificate and the statements made herein to induce it to enter into the Agreement and the transactions contemplated thereby.

     WITNESS my hand this 28th day of October, 2002.

                                                      /S/ Joel Stemple
                                                      ---------------
                                                  Joel Stemple,  Secretary

     The undersigned, Barry Steinberg, Chief Executive Officer of the Guarantor, does hereby certify that Joel Stemple is the duly elected and qualified Secretary of the Guarantor, and that the signature above is his/her genuine signature.

                  WITNESS my hand this 28 day of October, 2002.


                                                     /S/ Barry Steinberg
                                                     ------------------
                                                     Barry Steinberg
                                                     Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                             E.TRACK SOLUTIONS, INC.

                          BOARD OF DIRECTOR RESOLUTIONS
                             SHAREHOLDER RESOLUTIONS

     RESOLVED, that this Corporation guaranty all of the obligations of each of the entities set forth on Schedule A hereto, to Citibank, N.A., successor to European American Bank ("Citibank") and to Citibank, N.A., successor to European American Bank, as Agent (the "Agent"), whether incurred in connection with the execution and delivery of the Agreement (as hereinafter defined) or otherwise; and be it further

     RESOLVED, that this Corporation have Import Letters of Credit issued on its behalf from time to time as required by in connection with this Corporation's business; and be it further

     RESOLVED, that this Corporation have Bankers Acceptances created on its behalf from time to time as required by in connection with this Corporation's business; and be it further

     RESOLVED, that the forms, terms and provisions of:

     (a) the proposed Import L/C Documents;

     (b) the proposed B/A Documents;

     (c)  the  proposed  Guaranty  (the  "Guaranty"),   to  be  issued  by  this
Corporation to the Agent and the Banks, a copy of which has been presented to this Board and to the shareholders of this Corporation; and

     (d) the proposed Fourth Amendment dated as of July 30, 2002 (the "Amendment") to that certain Loan Agreement dated as of June 25, 1999 (the "Agreement") among this Company, the Agent, the Banks, the Borrower and certain other Guarantors, a copy of which has been presented to this Board be, and the same hereby are in all respects approved, and that the officers of this Corporation be, and each of them hereby is, authorized, in the name and on behalf of this Corporation, to execute and deliver the Import L/C Documents, the Guaranty, the Amendment and all other Loan Documents (as defined in the Agreement) to which this Corporation is a party, in such form as the officer of this Corporation executing the same shall approve, such approval to be conclusively evidenced by his execution and delivery thereof; and be it further

     RESOLVED, that the President, Chief Financial Officer, Treasurer, any Vice President, the Secretary and any Assistant Secretary of this Corporation be, and each of them hereby is, authorized and empowered (any one of them acting alone) to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments, financing statements and certificates in the name and on behalf of this Corporation or otherwise, as such officer of this Corporation may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of this Corporation under the agreements and instruments referred to therein.

     Terms not defined herein shall have the meanings ascribed to them in the Agreement.

                            SCHEDULE A TO RESOLUTIONS

MANCHESTER TECHNOLOGIES, INC.
ELECTROGRAPH SYSTEMS, INC.
MANCHESTER INTERNATIONAL LTD.
MANTECH COMPUTER SERVICES, INC.
MEC LEASING GROUP, LTD.
MANCHESTER SOLUTIONS, INC.
MEC INTERNET SERVICES, INC.
COASTAL OFFICE PRODUCTS, INC.
CLOSE OUTS 4U.COM, INC.
47 COMPUTERS.COM, INC.
MARKETPLACE 4U.COM, INC.
4U.COM, INC.
ALMOST NEW 4U.COM, INC.
ODD LOTS 4U.COM, INC.
TEXPORT TECHNOLOGY GROUP, INC.
LEARNING TECHNOLOGY GROUP, LLC
DONOVAN CONSULTING GROUP, INC.